Annual Meeting of Shareholders Asheville, NC May 24, 2012 NASDAQ | ASBB Exhibit 99.1

This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995 (the PSLRA). Such forward-looking statements may be identified by the use of such words as
“believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.
The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to:
prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s annual report on Form 10-K and quarterly reports on
Form 10-Q as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.
NASDAQ | ASBB
Forward-Looking Statements
| 2

• Introduction
• Profile and Executive Management
• Market Area and Geographic Footprint
• Financial Performance
• Stock Information
• Selected Balance Sheet Data
• Selected Income Statement Data
• Competitive Environment
• Deposit Market Share
• Changes in Competitors
• Objectives
• Near Term
• Longer Term
NASDAQ | ASBB
Overview
| 3

NASDAQ | ASBB Introduction | 4

•
$800 million community bank with 13
offices and 170 employees in Western
North Carolina
•
Founded in 1936
•
Largest community bank chartered and
headquartered in Asheville, NC
•
Converted from the mutual form of
ownership on October 11, 2011
NASDAQ | ASBB
Profile
| 5

NASDAQ | ASBB
Executive Management
| 6
Role
Years in
Banking
Suzanne DeFerie
(age 55)
President &
Chief Executive Officer
20 years
Kirby Tyndall
(age 57)
Executive Vice President &
Chief Financial Officer
22 years
David Kozak
(age 51)
Executive Vice President &
Chief Lending Officer
27 years
Fred Martin
(age 42)
Executive Vice President &
Chief Information Officer
16 years

• Nestled in the Blue Ridge and Great Smoky Mountains, the
Asheville area attracts newcomers and tourists with its
astounding quality of life and welcoming entrepreneurial
environment.
• Known for its culinary delights, history, architecture, natural settings and as a Mecca for adventure lovers, Asheville has
something for everyone.
• Often called “San Francisco of the East and Paris of the South” –
Asheville is one of the Southeast’s most progressive and vibrant cities.
• “Millions of foodies can’t be wrong” – Asheville named a Top 10
Food & Wine Destination in the U.S., Trip Advisor Travelers' Choice
2011
NASDAQ | ASBB
Market: “Asheville –
any way you like it”
| 7

Tennessee
North Carolina
South Carolina
AVERY
MITCHELL
YANCEY
MADISON
BUNCOMBE
MCDOWELL
RUTHERFORD
HAYWOOD
HENDERSON
JACKSON
TRANSYLVANIA
POLK
74
40
23
Mars Hill
North Asheville
West Asheville
East Asheville
Marion
Black Mountain
Enka-Candler
Operations and Administration Center
Reynolds
Skyland
Fletcher
Hendersonville
Brevard
Virginia
Tennessee
Asheville
North Carolina
Charlotte
Georgia
South Carolina

•
Asheville Metro population:
417,012
•
March 2012 Metro
Unemployment: 7.9%
– Down from high of 9.2% in June
2009
– NC current rate is 9.7%
•
Average home price (2011):
$236,492
•
Median income: $43,445
•
Major Industries:
– Government
– Healthcare
– Tourism
| 8
NASDAQ | ASBB
Geographic Footprint

NASDAQ | ASBB Financial Performance: 2011 in Review | 9

NASDAQ Global Market ASBB
Conversion closing October 11, 2011
Offering price $10.00
Opening price (10/12/11) $11.50
Book value per share (3/31/12) $20.66
Shares issued 5,584,551 shares
ESOP shares purchased 446,764 shares
NASDAQ | ASBB
Stock Information
| 10

December 31, 2011 ($ in millions)
Total assets $ 790.9
Cash and cash equivalents 72.3
Investment securities 249.1
Gross loans, net of deferred fees 432.9
Deposits 608.2
Borrowings 60.0
Total equity 115.6
NASDAQ | ASBB
Selected Balance Sheet Data
| 11

NASDAQ | ASBB
Selected Balance Sheet — Loans
| 12
Commercial
Construction & Land
Development
$22.4  5%
Commercial Mortgage
$139.9  32%
Commercial &
Industrial
$17.5  4%
Non-commercial
Construction & Land
Development
$3.9  1%
Residential Mortgage
$175.9  41%
Revolving Mortgage
$51.0  12%
Consumer
$22.6  5%
Loan Composition ($ mil)
December 31, 2011

Nonperforming Assets
Millions
$35
$30
$25
$20
$15
$10
$5
$-
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
$13.4
$10.7
$14.2
$10.5
$11.1
$9.5
$11.6
$10.7
$20.6
$8.1
$18.1
$9.1
Nonperforming Loans
Foreclosed Properties

Reserve Coverage of Nonperforming Loans
Millions
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
$12.7
$13.4
$12.6
$14.2
$12.4
$11.1
$10.9
$11.6
$10.6
$20.6
$10.6
$18.1
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Loan Loss Reserves
Nonperforming Loans
Coverage Ratio

NASDAQ | ASBB Selected Balance Sheet — Asset Quality | 13

NASDAQ | ASBB
Selected Balance Sheet — Deposits
| 14
Noninterest-bearing
Demand Accounts
$54.1  9%
NOW Accounts
$132.8  22%
Savings Accounts
$24.9  4%
Money Market
Accounts
$137.9  23%
Certificate Accounts
$258.5  42%
Deposit Composition ($ mil)
December 31, 2011

Millions
$360
$355
$350
$345
$340
$335
$330
$332.4
$335.9
$338.9
$347.9
$349.7
$359.4
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1

NASDAQ | ASBB Selected Balance Sheet—Core Deposits * | 15 * Excludes all time deposits (retail, jumbo and brokered).

Tier 1 Leverage Capital Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.36%
8.64%
8.75%
8.78%
14.30%
14.51%
5.00%
5.00%
5.00%
5.00%
5.00%
5.00%
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Tier 1 Leverage
Minimum to be Well Capitalized

Tier 1 Risk-Based Capital Ratio
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.04%
13.67%
14.41%
13.67%
27.52%
28.06%
6.00%
6.00%
6.00%
6.00%
6.00%
6.00%
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Tier 1 Risk-Based
Minimum to be Well Capitalized

Total Risk-Based Capital Ratio
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
14.31%
14.94%
15.68%
16.67%
28.79%
29.32%
10.00%
10.00%
10.00%
10.00%
10.00%
10.00%
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Total Risk-Based
Minimum to be Well Capitalized

NASDAQ | ASBB Selected Balance Sheet — Capital | 16

Net Income (Loss)
Thousands
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(1,799)
$585
$742
$571
$(711)
$284
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1

Yield, COF, NIM
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.15%
4.28%
4.23%
3.90%
3.56%
3.48%
2.74%
2.96%
2.99%
2.74%
2.51%
2.47%
1.60%
1.48%
1.39%
1.34%
1.30%
1.26%
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Yield
COF
NIM

Provision for Loan Losses and Foreclosed Property Expense
Thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$728
$4,110
$91
$657
$542
$424
$334
$730
$1,193
$1,974
$100
$598
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Provision for loan losses
Foreclosed property expense

Noninterest Income and Expense
Thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$5,713
$5,232
$5,630
$5,322
$6,297
$5,603
$1,826
$1,647
$1,705
$1,587
$1,579
$1,493
2010-Q4
2011-Q1
2011-Q2
2011-Q3
2011-Q4
2012-Q1
Noninterest Income
Noninterest Expense

NASDAQ | ASBB Selected Income Statement Trends | 17 (excludes securities gains/losses)

NASDAQ | ASBB Competitive Environment | 18

NASDAQ | ASBB
Deposit Market Share: 5 County Region
| 19
Institution Offices
Deposits
($000)
Market
Share Institution Offices
Deposits
($000)
Market
Share
Wells Fargo Bank 17 $1,348,649 19.9% United Community 4 $   133,003 2.0%
First Citizens Bank 22 1,223,659 18.0% First Bank 5 115,320 1.7%
Asheville Savings 13 617,912 9.1% Blue Ridge Savings 5 109,804 1.6%
Mountain 1st 7 455,227 6.7% Capital Bank 4 100,005 1.5%
HomeTrust Bank 6 442,068 6.5% Forest Commercial 1 83,242 1.2%
Bank of America 10 436,157 6.4% Fifth Third Bank 4 67,128 1.0%
SunTrust Bank 13 434,967 6.4% Black Mtn Savings 1 31,287 0.5%
BB&T 8 374,715 5.5% Pisgah Community 1 29,448 0.4%
TD Bank 10 300,806 4.4% Southern Community 1 24,501 0.4%
RBC Bank 8 254,509 3.8% GreenBank 1 10,133 0.2%
Macon Bank 3 192,944 2.8% Woodforest Natl 3 2,265 0.0%
Institutions:  22
147 $6,787,749 100.0%

Institution Description of Change
Deposits
($000s)
Market
Share
Wells Fargo Acquired Wachovia $1,348,649 19.9%
TD Bank Acquired Carolina First 300,806 4.4%
PNC Bank Acquired RBC 254,509 3.8%
First Bank Acquired Bank of Asheville (FDIC) 115,320 1.7%
Bank of N Carolina Acquired Blue Ridge Savings (FDIC) 109,804 1.6%
Capital Bank Recapitalized by PE 100,005 1.5%
Forest Commercial 2008 de novo entry 83,242 1.2%
Pisgah Community 2008 de novo entry 29,448 0.4%
Capital Bank Acquired GreenBank 10,133 0.2%
Institutions:  9
$2,351,916 34.7%
NASDAQ | ASBB
Changes in Competitors
| 20

NASDAQ | ASBB Objectives | 21

•
Goal #1 – Profitable loan growth and
continued improvement in asset quality –
most significant drivers of profitability
•
Capitalize on market competitor opportunities
•
Grow core deposits to maintain low funding
costs
NASDAQ | ASBB
Near Term Objectives
| 22

•
Evaluation of capital management strategies,
such as share repurchases and cash dividends
•
Share repurchases permitted after one year
anniversary of conversion
•
Share repurchases decisions will consider capital
needs, price and volume of shares
•
Cash dividend decisions will consider sustainable
current earnings and other alternative uses of
capital, such as share repurchases
NASDAQ | ASBB
Near Term Objectives, cont.
| 23

•
Continued evaluation of regulatory reform
impact
•
Expansion of in market opportunities, with
both potential branch locations and continued
leveraging of technology based delivery
systems
•
Evaluation of acquisition opportunities, both
in market and surrounding areas
NASDAQ | ASBB
Longer Term Objectives
| 24

NASDAQ | ASBBQ